SECURITIES AND EXCHANGE COMMISSION
                                          Washington, D.C. 20549

                                           --------------------

                                                 FORM 8-K

                                              CURRENT REPORT

                                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                                     SECURITIES EXCHANGE ACT OF 1934


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                                              July 13, 2004
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                                    (Date of earliest event reported)



                                     Marsh & McLennan Companies, Inc.
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                          (Exact name of registrant as specified in its charter)




              Delaware                            1-5998                           36-2668272
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  (State or other jurisdiction           (Commission File Number)                (IRS Employer
        of incorporation)                                                      Identification No.)



1166 Avenue of the Americas, New York, NY                                            10036
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(Address of principal executive offices)                                           (Zip Code)



                                               (212) 345-5000
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                            (Registrant's telephone number, including area code)



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Item 5.  Other Events and Required FD Disclosure.

         Marsh & McLennan Companies, Inc. (the "Company") and The Bank of New York, as trustee, are entering into an indenture to be dated July 14, 2004 (the "2004 Senior Indenture") for the issuance from time to time of senior debt securities of the Company.

Item 7.  Other Events, Pro Forma Financial Information and Exhibits.

            (c)  Exhibits

         The following exhibit is filed as a part of this Report and as an exhibit to the
Registration Statement on Form S-3 (No. 333-108566).

         Exhibit 25.3.  Statement of Eligibility on Form T-1 under the Trust Indenture Act of
1939, as amended, of The Bank of New York as trustee under the 2004 Senior Indenture.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               MARSH & McLENNAN COMPANIES, INC.



                                               By:  /s/ Leon J. Lichter
                                                    ----------------------------
                                                    Name:   Leon J. Lichter
                                                    Title:  Vice President &
                                                             Corporate Secretary



Date:    July 13, 2004
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Exhibit Index

Exhibit 25.3:  Statement of Eligibility on Form T-1 under the Trust Indenture Act of 1939, as amended, of The Bank of New York as trustee under the 2004 Senior Indenture.

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